Exhibit 32.1

SYZYGY ENTERTAINMENT, LTD. FORM 10-K
 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sean Sullivan, certify that:

1.	I am the President and Chief Executive Officer of Syzygy Entertainment, Ltd.
2.
Attached to this certification is Form 10-K for the fiscal year ended December 31, 2008, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains consolidated financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
•	The periodic report containing the consolidated financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
•	The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

May 11, 2009	/s/ Sean Sullivan
Sean Sullivan
President and CEO
(Principal executive officer)